As filed with the Securities and Exchange Commission on January 27, 1998
                                                  Registration No. 333-





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933




                                CYBERMEDIA, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                                        95-4347239
(State of incorporation)                   (I.R.S. Employer Identification No.)

                      3000 Ocean Park Boulevard, Suite 2001
                             Santa Monica, CA 90405
          (Address, including zip code, of principal executive offices)


                             AMENDED 1993 STOCK PLAN
                           (Full Titles of the Plans)


                                 Unni S. Warrier
                       President, Chief Executive Officer,
                            and Chairman of the Board
                                CYBERMEDIA, INC.
                      3000 Ocean Park Boulevard, Suite 2001
                             Santa Monica, CA 90405
                     (Name and address of agent for service)

                                                             (310) 581-4700
          (Telephone number, including area code, of agent for service)




                                    Copy to:
                          ARTHUR F. SCHNEIDERMAN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304
                                 (650) 493-9300


                         CALCULATION OF REGISTRATION FEE

Title of                             Amount         Proposed            Proposed                      Amount oof
Amount of
Securities to                        to be          Maximum Offering    Maximum Aggregate             Registration
Registration
be Registered                        Registered(1)  Price Per Share     Offering Price(2)             Fee

Newly reserved under the Amended     500,000             $11.06         $  5,530,000                  $   1,631.35
1993 Stock Plan: Common Stock,
$0.01 par value, to be issued upon
exercise of options granted thereunder


          (1) The Amended 1993 Stock Plan (the "Plan") provides for an annual increase in the number of shares of the Registrant's Common Stock reserved and available for issuance under the Plan equal to the lesser of 6% of the Registrant's Common Stock outstanding as of the anniversary date of the adoption of the Plan or 500,000 shares. Pursuant to Rule 416(a) under the Securities Act of 1993, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of the Registrant's Common Stock that becomes issuable under the Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that increases the number of the Registrant's outstanding shares of Common Stock.

          (2) Estimated solely for the purpose of computing the registration fee required by Section 6(b) of the Securities Act and computed pursuant to Rule 457(c) under the Securities Act based upon the average of the high and low prices of the Common Stock on January 23, 1998, as reported on the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                   The Contents of the Registrant's Form S-8 Registration Statement No. 333-70113, dated January 20, 1997, relating to the Amended 1993 Stock Plan is incorporated herein by reference.

          Item 8.  Exhibits.

                   Exhibit Number

                                4.1* Amended 1993 Stock Plan and Forms of Agreements thereunder
                                5.1 Opinion of Wilson, Sonsini, Goodrich & Rosati, P.C., as to legality of securities being registered
                               23.1        Consent of Independent Auditors
                               23.2        Consent of Counsel (contained in
                                           Exhibit 5.1)
                               24.1        Power of Attorney (see Page II-3)

          * Incorporated by reference to the Registration Statement on Form S-8 (Comission File No. 333-20113), dated January 20, 1997, relating to the Amended 1993 Stock Plan of the Registrant.

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on January 21, 1998.


                                                  CYBERMEDIA, INC.


                                                   By:      /s/Unni S. Warrier
                                                     Unni S. Warrier, President

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Unni S. Warrier and Jeffrey W. Beaumont, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his or her substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            ----------------------------------------------------- ------------------------------------- -------------------------

                                 Signature                                       Title                            Date
            ----------------------------------------------------- ------------------------------------- -------------------------
            ----------------------------------------------------- ------------------------------------- -------------------------

                             /s/Unni S. Warrier                    President, Chief Executive Officer       January 21, 1998
                             Unni S. Warrier                        (Principal Executive Officer)
            ----------------------------------------------------- ------------------------------------- -------------------------
            ----------------------------------------------------- ------------------------------------- -------------------------

                           /s/Jeffrey W. Beaumont                       Chief Financial Officer             January 21, 1998

                            Jeffrey W. Beaumont                                 Officer)
            ----------------------------------------------------- ------------------------------------- -------------------------
            ----------------------------------------------------- ------------------------------------- -------------------------

                               /s/Suhas Patil                                   Director                    January 21, 1998

                                Suhas Patil
            ----------------------------------------------------- ------------------------------------- -------------------------
            ----------------------------------------------------- ------------------------------------- -------------------------

                            /s/Ronald S. Posner                                 Director                    January 21, 1998

                              Ronald S. Posner
            ----------------------------------------------------- ------------------------------------- -------------------------
            ----------------------------------------------------- ------------------------------------- -------------------------

                              /s/Kanwal Rekhi                                   Director                    January 21, 1998

                                Kanwal Rekhi
            ----------------------------------------------------- ------------------------------------- -------------------------
            ----------------------------------------------------- ------------------------------------- -------------------------

                              /s/Peter Morris                                   Director                    January 21, 1998

                                Peter Morris
            ----------------------------------------------------- ------------------------------------- -------------------------
            ----------------------------------------------------- ------------------------------------- -------------------------

                            /s/James R. Tolonen                                 Director                    January 21, 1998

                              James R. Tolonen
            ----------------------------------------------------- ------------------------------------- -------------------------

                                                    CYBERMEDIA, INC.

                                           REGISTRATION STATEMENT ON FORM S-8

                                                    INDEX TO EXHIBITS


Exhibit
Number                                                    Description

   4.1*                             Amended 1993 Stock Plan and Forms of
                                    Agreements thereunder

   5.1 Opinion of Wilson Sonsini Goodrich & Rosati, P.C., as to legality of securities being registered

   23.1                             Consent of Independent Auditors

   23.2                             Consent of Counsel(contained in Exhibit 5.1)

   24.1                             Power of Attorney (see Page II-3)

* Incorporated by reference to the Registration Statement on Form S-8 (Comission File No. 333-20113), dated January 20, 1997, relating to the Registrant's Amended 1993 Stock Plan.